UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 25, 2005

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400
(Zip Code)
605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry Into a Material Definitive Agreement

On May 25, 2005, the shareholders of Black Hills Corporation (the Company) approved the Black Hills Corporation 2005 Omnibus Incentive Plan (the “Plan”). The Plan was previously approved by the Company’s board of directors, subject to shareholder approval. Effective with shareholder approval of the Plan, no further grants shall be made under the following previously existing plans: the Black Hills Corporation 1996 Stock Option Plan, the Black Hills Corporation 1999 Stock Option Plan, the Black Hills Corporation Omnibus Incentive Compensation Plan dated May 30, 2001, and the Officers Short-Term Incentive Plan (the “Prior Plans”).

The Plan became effective upon shareholder approval on May 25, 2005 and shall terminate ten years from the effective date, unless terminated sooner as provided for within the Plan. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards. The maximum number of shares that may be issued under the Plan is 1,150,000 plus any shares subject to outstanding awards as of February 28, 2005, under the Prior Plans, that cease for any reason to be subject to such awards (such as lapse, expiration, termination or cancellation of any award prior to the issuance of the shares thereunder).

The Company will use the shares issued under the Plan to assist the Company in achieving its goals of increasing profitability and shareholder value, while also receiving a federal income tax deduction for certain compensation paid under the Plan under Section 162(m) of the Internal Revenue Code, as amended, (the “Code”) and for qualifying such shares for special tax treatment under Section 422 of the Code.

A copy of the Plan is attached as Appendix A to the Company’s Proxy Statement on Schedule 14A for its 2005 Annual Meeting filed with the Securities Exchange Commission on April 13, 2005. The Plan is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference into this Item 1.01.

ITEM 9.01	Financial Statements and Exhibits.

(c) Exhibits.	The following exhibits are filed herewith:

Exhibit Number	Title of Document

10.1	Black Hills Corporation 2005 Omnibus Incentive Plan (incorporated herein by reference to Appendix A of the Company’s 2005 Proxy Statement filed April 13, 2005.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Mark T. Thies
Mark T. Thies
Executive Vice President and
Chief Financial Officer

Date: June 1, 2005